Exhibit 10.1

1515 Arapahoe Street, #1200 Denver, CO 80202 Phone: (303) 292-3700 Fax: (303) 534-8270

MULTI-TENANT LEASE AGREEMENT

        This lease (“Lease”) is entered into this  8th day of    November  , 20 06  , by and between   AspenBio Pharma, Inc.      (“Landlord”) and    Mr.  Robert Baits (d\b\a — Omega Gymnastics Training Center)    (“Tenant”).

(1)     Premises.

          (a)        Landlord leases to Tenant and Tenant leases from Landlord upon terms and conditions set forth herein approximately   16,000 (to be verified by architectural drawings)    square feet located at  the North side of  1585 South Perry Street, Castle Rock, CO 80104                , commonly known as   AspenBio       (“Building”) and legally described as:

Lot 1, Block 1, Brookside Business Center, Filing No. 5, County of Douglas, State of Colorado;

together with any improvements, rights-of-way, easements and any other rights, if any, appurtenant thereto (collectively “Premises”).

(2)    Term of Lease.

          (a)        Term. The term of this Lease shall begin the earlier of the following; 2/1/2007, substantial completion of “tenant improvements”, receipt of certificate of occupancy, or Tenant taking possession of Premises    (“Commencement Date”) and shall extend through the end of the 62nd month , unless terminated sooner as provided herein (“Termination Date”).

          (b)        Delay in Possession. Notwithstanding the Commencement Date, if for any reason Landlord cannot deliver possession of the Premises to Tenant on said date, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder or extend the term hereof, but in such case, Tenant shall not be obligated to pay rent or perform any other obligation of Tenant under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Tenant; provided, however, that if Landlord shall not have delivered possession of the Premises within sixty (60) days from the Commencement Date, unless such failure to deliver is due to construction delays excluding Landlord’s failure to fund as agreed, Tenant may, at Tenant’s option, by notice in writing to Landlord within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Tenant is not received by Landlord within said ten (10) day period, Tenant’s right to cancel this Lease hereunder shall terminate and be of no further force or effect.

          (c)        Early Possession. If Tenant occupies the Premises prior to the Commencement Date, such occupancy shall be subject to all provisions of this Lease; such occupancy shall not advance the Termination Date; and Tenant shall pay rent for such period at the initial monthly rates set forth below.

(3)    Rental. Tenant agrees to pay to Landlord as Base Rent for the full term hereof the sum of $  600,000.00  , payable in advance and without notice in monthly installments as follows:

Months	Rental Rate NNN	Monthly Rate	Total
1 - 2 3 - 14 15 - 26 27 - 38 39 - 50 51 - 62	- 0 - $6.50/sq.ft. $7.00/sq.ft. $7.50/sq.ft. $8.00/sq.ft. $8.50/sq.ft.	$ - 0 - $ 8,666.67 $ 9,333.33 $ 10,000.00 $ 10,666.67 $ 11,333.33	$ - 0 - $ 104,000.00 $ 112,000.00 $ 120,000.00 $ 128,000.00 $ 136,000.00

Said rental shall be payable on the tenth day of each month during said term at the following address:   1585 South Perry Street, Castle Rock, CO 80104  (or at such other address as Landlord may designate in writing from time to time) without any set-off or deduction whatsoever. Receipt is hereby acknowledged of the sum of $ 11,666.67   as Base Rent and Additional Rent from the Commencement Date through  the end of the 62nd month . Said payments shall be in lawful money of the United States, which shall be legal tender in payment of all debts and dues, public or private, at the time of payment. If the Commencement Date is on a day other than the first day of a calendar month, Tenant shall pay to Landlord the rental for the number of days that exist prior to the first day of the succeeding month, with a similar adjustment being made on the Termination Date.

(4)    Security Deposit. Concurrently with the execution of this Lease, Tenant has deposited with Landlord and will keep on deposit at all times during the primary term of this Lease (and any extension thereof), the sum of $  20,000.00    (“Security Deposit”) the receipt of which is hereby acknowledged, as security for the faithful performance of all the terms, conditions and covenants of this Lease. The Security Deposit shall be held in a separate interest bearing checking account. If, at any time during the primary term of this Lease (or any extension thereof), Tenant shall be in default in the performance of any of the provisions of this Lease, Landlord shall have the right but not the obligation to use the Security Deposit, or as much thereof as Landlord may deem necessary, to cure, correct or remedy any such default. Tenant, upon written notification thereof, shall pay to Landlord any and all such expenditure or expenditures so that Landlord will at all times have the full amount of the Security Deposit as security. The Security Deposit and application thereof shall not be considered as liquidated damages in the event of breach but only as an application toward actual damages. Within thirty (30) calendar days from the termination of this Lease in any manner, if Tenant is not in default and if lease termination occurs after December 31, 2011, except by termination under Sections 19 (a) or 20, the Security Deposit or so much thereof as has not been lawfully expended by Landlord, shall be returned to Tenant, along with interest earned. In the event of a sale of the Premises by Landlord and upon transfer of the Security Deposit to the new owner, Landlord shall be released by Tenant from all liability for the return of the Security Deposit. The new owner shall place the Security Deposit into a separate interest bearing checking account. The provisions hereof shall apply to every transfer or assignment made of the Security Deposit to a new owner.

(5)    Use of Premises. Tenant shall have the right to use and occupy the Premises for   gymnastics training. Any other lawful use shall be permitted only with the prior written consent of Landlord, which consent shall not be unreasonably withheld. Throughout the primary term of this Lease (and any extension thereof), Tenant, at Tenant’s sole cost and expense, covenants to promptly comply with all laws and ordinances and the orders, rules, regulations and requirements of all federal, state and municipal governments and appropriate departments, commissions, boards and officers thereof. Tenant accepts the Premises subject to all zoning ordinances and regulations pertaining to the Premises, without responsibility or warranty by Landlord, and further Tenant accepts the Premises subject to easements, rights-of-way, restrictive covenants and reservations of record.

(6)    Additional Rent/Proportionate Share. Landlord and Tenant acknowledge that the Premises constitutes a portion of the Building which contains other occupants. From time to time, Landlord shall require Tenant to pay Tenant’s “Proportionate Share” of certain costs and expenses to Landlord as further set forth in paragraphs (7), (8) and (14) of this Lease. The current estimate for Additional Rental is $2.25/sq.ft. which is subject to change. For the purposes of this Lease, Tenant’s “Proportionate Share” shall be 39.9%, as may be revised pending finalization of size in (1) (a). Unless otherwise provided in this Lease, such required payments shall be in addition to the Base Rent. Landlord, on an annual basis, shall provide a breakdown of the CAM charges and settle with Tenant any outstanding payments or receipts and set the estimated CAM charge for the following year.

(7)    Payment of Taxes and Assessments.

          (a)        Payment of Taxes. Tenant agrees to pay, before any fine, penalty, interest or cost may be added thereto, all license and franchise taxes of Tenant, all general and special real estate and personal property taxes, assessments, and charges levied and other governmental charges (collectively “Taxes”) which are assessed, imposed or become a lien upon the Premises or the contents, or become payable during the primary term of this Lease (or any extension thereof); provided, however, that if by law any such Taxes are payable or may, at the option of the taxpayer, be paid in installments (whether or not interest shall accrue on the unpaid principal balance of such Taxes), Tenant may pay the same (and any accrued interest on the unpaid balance of such Taxes) in installments as the same respectively become due, and before any fine, penalty, interest or cost may be added thereto for the nonpayment of any such installment and interest. Any Taxes falling due during the year of commencement or termination of the term of this Lease shall be apportioned between Landlord and Tenant as of the Commencement Date or Termination Date.

          (b)        Proof of Payment. Tenant shall furnish to Landlord within thirty (30) calendar days after the date any Taxes are due and payable by Tenant, official receipts from the appropriate taxing authority or other proof satisfactory to Landlord evidencing the payment thereof. Tenant shall have the right to protest any Taxes, and Landlord agrees to cooperate in said protest without expense to Landlord.

          (c)        Advance of Payment. Landlord shall have the right but not the obligation to advance funds necessary for the payment of any Taxes. Any such advance shall in no way affect any other remedy available to Landlord pursuant to the terms of this Lease.

          (d)        New Form of Tax. In any case wherein an income or any other form of tax shall be levied, assessed or imposed as a separate and clearly identifiable tax by the United States, the State of Colorado or any political subdivision of either, upon the income arising from the rent provided hereunder for the use and occupancy of the Premises in lieu of or as a substitute for a tax upon the Premises or any form as a substitute for any other tax or imposition hereunder required to be paid by Tenant, Tenant and not Landlord shall be required and hereby agrees to pay the same.

          (e)        Proportionate Share. In the event the Premises is not separately assessed by the appropriate taxing authority or authorities, in lieu of Tenant paying the general and special property taxes as described above, Landlord agrees to pay, before they become delinquent, all such general and special real property taxes lawfully levied where assessed against the Building and all appurtenances thereto, including but not limited to parking areas, driveways, and alleys around the Building. Tenant shall pay to Landlord, upon demand, Tenant’s Proportionate Share of all such Taxes paid by Landlord.

(8)    Insurance. During the primary term of this Lease (and any extension thereof), Tenant shall carry and maintain the following types of insurance in the amounts specified, at Tenant’s sole cost and expense, and for the mutual benefit of Landlord and Tenant:

          (a)        Landlord’s Obligation. Landlord agrees to maintain insurance covering the Building insuring against the perils of fire, lightning, extended coverage, vandalism and malicious mischief, extended by special extended coverage endorsement to insure against all other risks of direct physical loss. Such insurance shall be for the sole benefit of Landlord and under Landlord’s control. Tenant agrees to pay Tenant’s Proportionate Share of such insurance cost upon demand after presentation to Tenant of Landlord’s statement setting forth the amount due.

          (b)        Tenant’s Obligation. Tenant agrees to maintain insurance on all alterations, additions, partitions and improvements erected by and on behalf of Tenant on or about the Premises in an amount not less than eighty percent (80%) (or such greater percentage as may be necessary to comply with the provisions of any co-insurance clause of the policy) of the replacement cost thereof as such term is defined in the insurance policy. Subject to the provisions of paragraph (18) below, in the event the Premises shall be destroyed during the primary term of this Lease (or any extension thereof), Tenant shall restore the Premises to the same condition as existed immediately prior to such casualty or as close to such condition as is reasonably practicable.

          (c)        Liability Insurance. Tenant shall at all times keep in force a comprehensive general combined liability insurance policy providing protection of at least $1,000,000 combined single limit (with no deductible) against claim and liability for personal injury, bodily injury, death and property damage arising from the use, ownership, maintenance, disuse or condition of the Premises, any improvements located on or appurtenant to the Premises, improvements or adjoining areas or ways. Landlord shall be named and protected under the terms and conditions of said policy as Landlord of the Premises.

          (d)        Workmen’s Compensation. Tenant shall also purchase Workmen’s Compensation Insurance in compliance with all state, federal and other governmental laws, rules and regulations.

          (e)        Personal Property. Tenant shall be responsible for insuring any and all personal property that may be owned by Tenant. Any insurance that may be purchased pursuant to this paragraph and any proceeds that may be payable as a result of a loss under any such insurance shall in no way reduce, alter, diminish or modify any provisions of this Lease and specifically the indemnity provisions hereof.

          (f)        Waiver of Subrogation. The parties agree that all insurance policies obtained pursuant to this Lease shall include a clause or endorsement which shall waive the right of subrogation on the part of the insurance carrier against both Landlord and Tenant. Landlord and Tenant hereby release the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation.

          (g)        Miscellaneous. All insurance by virtue of this Lease shall be written with an insurance company licensed to do business within the State of Colorado and approved by Landlord (which approval shall not be unreasonably withheld), with such policies to be nonassessable. Tenant shall provide Landlord with the original insurance policies or a Certificate of Insurance (with proof of payment thereon), which shall provide that the insuring company shall give notice in writing to Landlord within thirty (30) calendar days prior to cancellation, termination or, in the event of a material change in such insurance, for any reason whatsoever. An endorsement shall provide that any proceeds (except liability insurance proceeds) of any loss shall be payable to Landlord and Tenant as their respective interests may appear, except that in the event Landlord purchases the All-Risk insurance, then any loss shall be payable to Landlord.

(9)    Assignment and Subletting. This Lease or any interest herein may not be assigned by Tenant, voluntarily or involuntarily, by operation of law or otherwise, and all or any part of the Premises shall not be subleased by Tenant without the prior written consent of Landlord, which consent shall not be unreasonably withheld. A merger, consolidation, sale of substantially all of the assets or sale of a substantial amount of the stock of Tenant or a transfer of a substantial partnership interest of Tenant, shall constitute an assignment of this Lease for the purposes of this paragraph. Any consent to assignment or subletting given by Landlord shall not constitute a waiver of necessity for such consent to a subsequent assignment or subletting. Short term agreements (written or verbal) made by Tenant to others, excluding students for use of space must be covered by Tenant’s insurance or be required to have insurance that lists Aspen Bio Pharma, Inc. as additional loss payee. It is the sole responsibility of the Tenant to verify this insurance. Notwithstanding any assignment or sublease, Tenant shall remain fully liable under the terms and conditions of this Lease and shall not be released from performing any of the terms, covenants and conditions hereof including the Personal Guaranty, unless released by Landlord. Any assignee or subtenant (in addition to Tenant) shall be personally responsible for all payments, conditions, covenants and agreements in this Lease. Any assignment or subletting in violation of this paragraph shall be null and void.

          (a)        TRANSFER OF LANDLORD’S INTEREST:  In the event of any sale or exchange of the Premises by Landlord and assignment by Landlord of this Lease, Landlord shall be and is hereby entirely freed and released of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission relating to the Premises or this Lease occurring after the consummation of such sale or exchange and assignment, provided such purchaser or assignee shall expressly assume said covenants and obligations of Landlord.

(10)     Utilities.

          (a)        Service Connections. Landlord, at Landlord’s sole cost and expense, shall provide service connections for water, electricity and gas to the Premises as the same exists as of the Commencement Date of this Lease. Tenant shall promptly pay all charges incurred for any utility services used on or from the Premises, and any maintenance charges for utilities, and shall furnish all replacement electric light bulbs, tubes, and ballasts. In the event Tenant shall require service connection in addition to those existing on the Commencement Date of this Lease, Tenant, at Tenant’s sole cost and expense, may install or cause to be installed such service connections upon receiving Landlord’s prior written consent and subject to the provisions of this Lease. Unless caused by the gross negligence or willful misconduct of the Landlord, or the failure of Landlord to fulfill its obligation under this Lease, Landlord shall not be liable for any loss or damage caused by an interruption or failure of utility services serving the Premises.

          (b)        Proration of Charges. In the event it is either necessary or desirable that only one bill be rendered for a utility serving the Building, including but not limited to, water, sewer, electricity or gas, Landlord shall pay said bill and then prorate such charges to all tenants in the Building, based upon Tenant’s Proportionate Share of the Building. In the event it becomes apparent to Landlord that any Tenant is using a disproportionate share of any utility, Landlord may, at Landlord sole discretion, adjust each Tenant’s share of said charges.

          (c)        Utilities. The utilities (natural gas and electric) to the Premises are not separately metered. An estimate, based upon the Tenant’s current use and the increase in utility costs including the increase in the relative size of the leased space at the Property upon Tenant’s occupancy, will be agreed to by Landlord and Tenant within three months of Lease Commencement. The Tenant will reimburse Landlord upon receipt of an invoice for such utilities in addition to its obligation to pay Base Rental and Additional Rental.

(11)     Inspection of Premises. [Deleted as inapplicable]

(12)     Indemnity Provisions. Tenant and Landlord agree to exonerate, hold harmless, protect and indemnify each other from and against any and all losses, damages, claims, suits or actions, judgments and costs which may arise during the primary term of this Lease (or any extension thereof) for personal injury, loss of life or loss or damage to any property sustained in or about the Premises or the Building resulting from, or arising, directly or indirectly, out of the use or occupancy of the Premises; and from and against all costs, counsel fees, expenses and liabilities incurred in any such claims, the investigation thereof or the defense of any action or proceeding brought thereon; and from and against any judgments, orders, decrees or liens resulting from such matters and any fines levied by any authority for violation of any law, regulation or ordinance by virtue of the ownership and/or use of the Building and the Premises. Landlord shall not be liable for any loss or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Premises or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other places resulting from dampness or any other cause whatsoever, except personal injury caused by or due to the gross negligence of Landlord. Landlord shall not be liable for interference with the gas and/or electrical service, heating/air conditioning, or for any defect, latent or otherwise, in the Premises. Tenant shall give prompt notice to Landlord in case of fire or other casualty or accidents in the Premises. Tenant shall not permit any mechanic’s or materialmen’s liens to be filed against the Premises and hereby indemnifies and holds Landlord harmless from and against any liability, damage, expense or cost which may be incurred by Landlord in connection with any mechanic’s or materialmen’s liens which may be filed against the Premises as a result of the provisions of this Lease. This indemnity shall specifically include attorneys’ fees and any costs incurred by Landlord to enforce this indemnity.

(13)     Maintenance.

          (a)        Landlord’s Obligations. Throughout the primary term of this Lease (and any extension thereof), Landlord, at Landlord’s sole cost and expense, shall maintain, repair and keep the Premises in good, substantial and sufficient conditions, repair and order, the foundations, bearing and exterior walls, flooring, subflooring, roof and all other structural parts of the Premises (“Structural Repairs”). Landlord’s liability hereunder shall be limited to the cost of such Structural Repairs. Provided, however, Landlord shall not be responsible for any Structural Repairs caused by reason of Tenant’s use and occupancy or by the negligence of Tenant. Landlord shall not be liable for any failure to maintain such Structural Repairs, unless Landlord fails to commence and diligently pursue such Structural Repairs within a reasonable time after receiving written notice from Tenant advising Landlord that such Structural Repairs are required hereunder and specifying such Structural Repairs. Landlord shall not be liable for any delay in performing any of Landlord’s stated obligations resulting from delays in insurance adjustments, or from labor problems, material shortage, or any other event beyond Landlord’s control.

          (b)        Tenant’s Obligations. Tenant, at Tenant’s sole cost and expense, shall maintain, repair and keep the Premises in good, substantial and sufficient condition, repair and order, including but not limited to all plate glass, glass and show windows, doors, all connections with steam, water, electric, gas mains and sewers, air conditioning and air cooling systems, ventilating, heating apparatus (including unit heaters), electrical and lighting facilities and equipment, fixtures, interior walls, ceilings, and skylights located within the Premises. Landlord, at Landlord’s option, may require Tenant to enter into a preventative maintenance agreement in order to insure Tenant’s obligations hereunder. In the event Tenant fails to maintain the Premises or fails to commence the necessary repairs or replacements or diligently pursue the completion of the repairs or replacements after notified by landlord, Landlord, in addition to all of the remedies available under this Lease (and without waiving any other remedies) may make the repairs, the cost of which shall become due and payable as additional rental ten (10) calendar days after written notice to Tenant. Tenant shall not permit, commit or suffer waste, impairment or deterioration of the Premises or the Building, reasonable wear expected. .

(14)     Common Areas.

          (a)        Use of Common Areas. Tenant shall have the nonexclusive right to use, in common with the other parties occupying the Building, the parking areas, driveways and alleys adjacent to the Building, common grounds, walkways, water closets, sprinklers, and other areas appurtenant to the Building in common use (“Common Areas”), subject to reasonable rules and regulations of Landlord (in Landlord’s sole discretion) may from time to time prescribe. Such reasonable regulations may include (but without limitation) the right to bill any Tenant for excessive use of or damage to the Common Areas and the right to close from time to time, if necessary, all or any portion of the Common Areas to such extent as may be legally sufficient, in the opinion of Landlord’s counsel, to prevent a dedication thereof or the accrual of rights of any party or of the public therein, or to close temporarily all or any portion of the Common Areas for such purposes. Landlord will not unreasonably close any common area that may cause damage to Tenant’s ability to conduct business.

          (b)        Management of Common Areas. During the primary term of this Lease (and any extension thereof), Landlord shall operate, manage, and maintain the Common Areas so that they are clean and free from accumulations of debris, rubbish and garbage coming from outside the Building. The manner in which the Common Areas shall be so maintained and the expenditures of such maintenance shall be at the sole discretion of Landlord. Tenant shall be liable for Tenant’s Proportionate Share of the cost and expense of the care for the grounds around the Building, including but not limited to the mowing of grass, care of shrubs, general landscaping, snow removal, and maintenance of parking areas, striping, patching and repaving driveways and alleys. Tenant shall reimburse Landlord, upon demand, Tenant’s Proportionate Share of such costs and expenses.

          (c)        Trash. Internally generated trash or rubbish will be handled according to Building Regulations. In the event Tenant fails to provide proper removal of such trash or rubbish or in the event Landlord determines, in Landlord’s sole discretion, that Tenant’s activities upon the Premises are generating a disproportionate share of trash or rubbish, Tenant shall reimburse Landlord, upon demand, for the amount of such costs and expenses if Landlord elects to remove such trash or rubbish.

          (d)        Service Fee. Other than normal recurring services, any repairs or maintenance performed, as requested by Tenant, supervised, or coordinated by Landlord shall be subject to a service fee equal to ten percent (10%) of the total bill for such work performed. This service fee will be added to the vendor’s total invoice price prior to any Tenant prorations for said bill.

(15)     Occupational Safety and Health Act. Tenant shall fully comply with all federal, state and local codes, statutes, laws and ordinances (“Law”). Tenant shall be responsible to make any and all repairs and alterations to the structural and nonstructural components of the Premises (subject to the terms and provisions of this Lease) to any appurtenances situated upon the Premises that may be required of the Landlord as a result of the Law in effect at the time of mutual execution of this Lease or which hereafter shall be enacted.

(16)     ADA Compliance.

          (a)        Disclosure. Tenant hereby acknowledges that the Premises and Tenant may be subject to the Americans With Disabilities Act (the “ADA”), a Federal law. Among other requirements of the ADA that could apply to the Premises, Title III of the ADA requires owners and tenants of “public accommodations” to remove barriers to allow access by disabled persons and provide auxiliary aids and services for hearing, vision or speech impaired persons by certain dates. All costs incurred by Tenant or Landlord during the primary term of this Lease (and any extension thereof) to ensure Tenant’s compliance with the ADA, including necessary alterations in or about the Premises or modifications to the access to the building and the Premises, shall be at Tenant’s sole cost and expense unless Landlord has agreed, in writing, to pay for a portion of said costs.

          (b)        Investigation. Tenant further acknowledges that, prior to executing this Lease, Tenant may investigate the ADA and the regulations thereunder to determine if the ADA law and regulations would apply to Tenant and/or to the Premises in which Tenant is interested in occupying. Tenant shall be responsible, at Tenant’s expense, for conducting its own independent investigation of all ADA issues prior to the Commencement Date of this Lease and during the primary term of this Lease (and any extension thereof).

(17)     Hazardous Materials. Tenant shall not (either with or without negligence) cause the escape, disposal or release of any biologically or chemically active or other hazardous substances or materials (“Hazardous Materials”). Tenant shall not allow the storage or use of such Hazardous Materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of Hazardous Materials, nor allow to be brought into the Premises any Hazardous Materials except to use in the ordinary course of Tenant’s business, and then only after written notice is given to Landlord of the identity of such Hazardous Materials. Without limitation, Hazardous Materials shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 USC Section 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 USC Section 6901 et seq., and applicable state or local laws and the regulations adopted under these acts. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of Hazardous Materials, then the reasonable cost of testing and resulting cleanup thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges if such requirement applies to the Premises, provided that such testing proves that Tenant released such Hazardous Materials on the Premises. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord’s request concerning Tenant’s best knowledge and belief regarding the presence of Hazardous Materials on the Premises. In all events, Tenant shall indemnify Landlord in the manner elsewhere provided in this Lease from any release of Hazardous Materials on the Premises occurring while Tenant is in possession, or elsewhere if caused by Tenant or persons acting under Tenant.

(18)     Alterations to Premises. Tenant shall have the right, at Tenant’s sole cost and expense, to make changes or alterations to the Building or the Premises; provided, however, that in all cases any such changes or alterations shall be made subject to the following conditions, which Tenant agrees to observe and perform:

          (a)        No Structural Changes. No change or alteration shall at any time be made which shall impair the structural soundness or diminish the value of any improvements on the Premises or disturb or interfere with the quiet enjoyment of any other tenants.

          (b)        Consent of Landlord. No change or alteration shall be made involving an expenditure in excess of $5,000.00 without the prior written consent of Landlord.

          (c)        Consent of Lender. Before commencing any aforesaid change or alteration, if required, Tenant shall procure and deliver to Landlord written consent of the holder or holders of any mortgage or deed of trust (“Mortgage”) covering the Premises, if required by said encumbrance or encumbrances.

          (d)        Permits. No change or alteration shall be undertaken until Tenant shall have procured and paid for all required municipal and other governmental permits and authorizations of the various municipal departments and governmental subdivisions having jurisdiction. All plans and specifications relating to any change or alteration shall be submitted to Landlord for Landlord’s approval, which shall not be unreasonably withheld.

          (e)        Governmental Compliance. All work done in connection with any change or alteration shall be done in a good and workmanlike manner and in compliance with all building and zoning laws, and with other laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments and the appropriate departments, commissions, boards and offices thereof.

          (f)        Workmen’s Compensation Insurance. At all times when any change or alteration is in progress, Tenant shall be responsible to verify or maintain, at Tenant’s sole cost and expense, Workmen’s Compensation insurance in accordance with the law or laws now or hereafter enacted governing all persons employed in connection with the change or alteration and general liability insurance for the mutual benefit of Landlord and Tenant, expressly covering the additional hazards due to the change or alteration.

          (g)        Security Against Liens. Following commencement of the lease, prior to the construction of any improvements, the repair or restoration of any improvements, or any work to be done upon the Premises which shall exceed $5,000.00, Tenant shall furnish to Landlord a bond or insurance protecting against mechanic’s and materialmen’s liens in an amount equal to the work which is to be performed at the Premises, together with a performance and completion bond in an amount equal to the proposed cost of any improvements and labor. Landlord retains the right at any time and from time to time to enter upon the Premises in order to inspect the progress of any alterations being made by Tenant and to post any signs or notices disclaiming Landlord’s responsibility or liability for the payment of any mechanic’s or materialmen’s fees, or anyone furnishing labor or services to the Premises. Tenant shall not permit any party to file any lien or claim against Landlord or Landlord’s interest in the Premises on account of any such improvement or alteration for work done or supplies furnished at the insistence of Tenant. In the event a lien or claim is filed against the Premises, Tenant shall immediately cure and pay the amount of such lien or claim (including any costs) or in good faith diligently pursue the defense of any such lien or claim provided that Tenant shall first post with Landlord adequate security (in Landlord’s sole judgment) covering one hundred twenty-five percent (125%) of the amount of such lien or claim, unless landlord consents in writing otherwise.

(19)     Condemnation.

          (a)        Complete Taking. If, during the primary term of this Lease (or any extension thereof), substantially all of the Premises shall be taken as a result of the exercise of the power of eminent domain, this Lease shall terminate as of the date of vesting of title of the Premises or delivery of possession, whichever shall first occur, pursuant to such proceeding. For the purpose of this paragraph, “substantially all of the Premises” shall be deemed to have been taken if a taking under any such proceeding shall involve such an area, whether the area be improved with building or be utilized for a parking area or other use, that Tenant cannot reasonably operate in the remainder of the Premises the business being conducted on the Premises at the time of such proceeding.

          (b)        Partial Taking. If, during the primary term of this Lease (or any extension thereof), less than substantially all of the Premises (deemed to be greater than 25% of Premisis) shall be taken in any such proceeding, this Lease shall not terminate. The rent thereafter due and payable by Tenant shall be reduced in such proportion as the nature, value and extent of the part so taken bears to the whole of the Premises. Landlord shall, from the proceeds of the condemnation, restore the Premises for the use of Tenant.

          (c)        Award. Any award granted for either partial or complete taking regarding the Premises shall be the property of Landlord. Tenant shall be entitled to such portion of the award attributable to leasehold improvements or other property of Tenant taken by the condemning authority. Matters which cannot be resolved between the parties shall be submitted to arbitration pursuant to the paragraphs immediately following.

          (d)        Arbitration. If Landlord and Tenant are unable to agree as to any provision contained in this paragraph (19), such question or questions shall be submitted to arbitration. Such arbitration shall be submitted to one arbitrator mutually selected, if possible. If the parties are unable to agree upon one such arbitrator within fifteen (15) calendar days after the taking, the arbitration shall be by three arbitrators to be selected as set forth below. The arbitration shall be in accordance with the commercial arbitration rules of the American Arbitration Association then in effect or in accordance with the commercial arbitration rules of a similar organization, if the American Arbitration Association is no longer in existence.

        One arbitrator shall be selected by either party hereto and written notice of such appointment shall be given to the other party hereto. Within fifteen (15) calendar days after the receipt of such notice of appointment, the other party hereto shall appoint one arbitrator and give written notice of such appointment to the party hereto first appointing one arbitrator. The two arbitrators so appointed shall, within fifteen (15) calendar days after the appointment of the second arbitrator, appoint a third arbitrator, who shall serve as chairman of the board of arbitration. A hearing shall be held on the questions and controversies to be arbitrated as soon as practicable but no later than thirty (30) calendar days after the full board of arbitrators has been selected, and upon written notice thereof given by the chairman of said board to both parties hereto. At such hearing, both parties shall have the right to be present to be heard. After such hearing, the board shall render its written decision on the arbitrated questions and controversies.

        The decision of one arbitrator, if mutually selected, or the decision of a majority of the three arbitrators, if it is necessary to employ same, shall be binding and conclusive upon the parties hereto. All fees and expenses of arbitration (exclusive of attorneys’ fees) shall be shared equally by the parties hereto.

        In the event either party hereto, after receipt of written notice of the appointment of the first arbitrator by the other party hereto, shall fail or refuse to appoint the second arbitrator or to give written notice of such appointment within the period of fifteen (15) calendar days as aforesaid, such appointment shall be made for the defaulting party, on the application of the other party, by a judge of the court in and for the county in which the Premises is located and which court has unlimited monetary jurisdiction in civil cases. Likewise, if the first two arbitrators selected and appointed in accordance with this provision shall fail to agree upon and appoint said third arbitrator within fifteen (15) calendar days after the second arbitrator shall have been appointed by a party hereto, or by said judge for said party, said third arbitrator shall be named and appointed by another judge of said court having jurisdiction as stated above on the application of either party hereto; provided, however, that if the second arbitrator be appointed by a judge of said court, the appointment of said third arbitrator shall not be made by the same judge.

(20)     Destruction of Premises. If any of the Premises or Building shall be destroyed or damaged (“Damage”) in whole or in part by fire or as a result of, directly or indirectly, war or act of God or occurring for any reason whatsoever, Landlord shall promptly repair, replace and rebuild the same (“Restoration”) at least to the extent of the value and as nearly as practicable to the character of the Building or Premises existing immediately prior to the Damage. There shall be no rental abatement. In the event the Premises are encumbered by a Mortgage and the holder of the Mortgage requires that all or a portion of the proceeds of the insurance be paid to said holder, then Landlord may declare this Lease null and void and all parties relieved from further obligation hereunder from the date of said Damage. If the Building or Premises are Damaged from any cause whatsoever during the last eighteen- (18) month period of this Lease, Landlord may declare this Lease null and void and all parties shall be relieved from further obligation hereunder from the date of said Damage, provided that all insurance proceeds shall become the property of Landlord. However, if an option to extend the term of this Lease is granted herein, [if Tenant exercises said option within twenty (20) calendar days from the date of said Damage and if said option is for a period of time longer than eighteen (18) months], then the Restoration of the building or improvements shall be in conformance with the above and this Lease shall remain in full force and effect. All insurance proceeds paid as a result of a casualty shall be the sole and exclusive property of Landlord.

(21)     Default Provisions. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

          (a)        Failure to Pay Rent. Tenant failing to pay the rental herein reserved or failing to make any other payments required to be made by Tenant when due, where such failure shall continue for a period of five (5) calendar days following written notice from Landlord to Tenant.

          (b)        Failure to Keep Covenants. Tenant failing to perform or keep any of the other terms, covenants and conditions herein contained for which Tenant is responsible, and such failure continuing and not being cured for a period of thirty (30) calendar days after written notice or if such default is a default which cannot be cured within a 15-calendar-day period, then Tenant’s failing to commence to correct the same within said 15-calendar-day period and thereafter failing to prosecute the same to completion with reasonable diligence.

          (c)        Abandonment. Tenant abandoning the Premises.

          (d)        Bankruptcy. Tenant or guarantor being adjudicated a bankrupt or insolvent or Tenant filing in any court a petition for bankruptcy or for reorganization or for the adoption of an arrangement under the Bankruptcy Act (as now or in the future amended) or the filing of an involuntary bankruptcy against Tenant [unless said involuntary bankruptcy is terminated within thirty (30) calendar days from the date of said filing], or Tenant filing in any court for the appointment of a receiver or trustee of all or a portion of Tenant’s property or there being appointed a receiver or trustee for all or a portion of Tenant’s property, unless said receiver or trustee is terminated within thirty (30) calendar days from the date of said appointment.

          (e)        Assignment for Benefit of Creditors. Tenant making any general assignment or general arrangement of Tenant’s property for the benefit of Tenant’s creditors.

(22)     Remedies. In the event of an occurrence of default as set forth above, Landlord shall have the right to:

          (a)        Terminate Lease. Terminate this Lease and end the term hereof by giving to Tenant written notice of such termination, in which event Landlord shall be entitled to recover from Tenant at the time of such termination the present value of the excess, if any, of the amount of rent reserved in this Lease for the then balance of the term hereof over the then reasonable rental value of the Premises for the same period. The present value shall be determined by discounting all future excess rent amounts at a rate of eight percent (8%) per annum. It is understood and agreed that the “reasonable rental value” shall be the amount of rental which Landlord can obtain as rent for the remaining balance of the initial term or renewal term, whichever is applicable; or

          (b)        Sue Monthly for Rents. Without resuming possession of the Premises or terminating this Lease to sue monthly for and recover all rents, other required payments due under this Lease, and other sums including damages and legal fees at any time and from time to time accruing hereunder; or

          (c)        Repossess Premises. Upon written notice to all interested parties, reenter and take possession of the Premises or any part thereof and repossess the same as of Landlord’s former estate and expel Tenant and those claiming through or under Tenant and remove the effects of either or both (forcibly, if necessary) without being deemed guilty in any manner of trespass and without prejudice to any remedies for rent delinquencies or preceding lease defaults, in which event Landlord may from time to time without terminating this Lease relet the Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord may deem advisable, with the right to make alterations and repairs to the Premises, and such reentry or taking of possession of the Premises by Landlord shall not be construed as an election on Landlord’s part to terminate this Lease unless a written notice of termination is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction. In the event of Landlord’s election to proceed under this provision, then such repossession shall not relieve Tenant of Tenant’s obligation and liability under this Lease, all of which shall survive such repossession, and Tenant shall pay to Landlord as current liquidated damages the basic rental and additional rental and other sums hereinabove provided which would be payable hereunder if such repossession had not occurred, less the net proceeds (if any) of any reletting of the Premises after deducting all of Landlord’s expenses in connection with such reletting, including but without limitation all repossession costs, brokerage commissions, legal expenses, attorneys’ fees, expenses of employees, alteration costs, and expenses of preparation of such reletting. Tenant shall pay such current damages to Landlord on the days on which the basic rental would have been payable hereunder if possession had not been retaken, and Landlord shall be entitled to receive the same from Tenant on each such day.

          (d)        Security in Personal Property. As additional security for Tenant’s performance of Tenant’s obligations under this Lease, Tenant hereby grants to Landlord a security interest in and to all improvements, equipment and other personal property of Tenant situated in the Premises. If Tenant is in default under this Lease, such personal property shall not be removed from the Premises (except to the extent that such property is replaced by an item of equal or greater value) without the prior written consent of Landlord. In the event of a default, the parties agree that Landlord may exercise any rights available to Landlord under the Uniform Commercial Code adopted in the State of Colorado, including but not limited to the right to sell the personal property for the best price that can be obtained at a public or private sale and, from the proceeds of such sale pay all sums due Landlord, plus reimburse Landlord for all costs and expenses, including reasonable attorneys’ fees, arising out of the execution of the provisions of this paragraph. This remedy shall not limit any other remedy that may be available to Landlord under this Lease or in law or in equity. Tenant acknowledges Landlord’s right and intention to execute a UCC-1 financing statement and perfect such filing as Landlord deems appropriate. Landlord agrees to subordinate upon request, liens on Tenant’s personal property as may be required by a commercial lending institution.

          (e)        Personal Guarantee Remedy. Landlord reserves the right under all defaults to enforce the personal guarantee provisions.

(23)     Default by Landlord. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) calendar days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord’s obligation is such that more than thirty (30) calendar days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) calendar day period and thereafter diligently prosecutes the same to completion.

(24)     Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent, of additional rent, or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent, additional rent, or any other sums due from Tenant shall not be received by Landlord or Landlord’s designee within five (5) calendar days after such amount shall be due, then, without any requirement for notice to Tenant, Tenant shall pay to Landlord a late charge equal to two percent (2%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant’s default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of any of the aforesaid monetary obligations of Tenant, then the rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding paragraph (3) or any other provision of this Lease to the contrary.

(25)     Holdover. Notwithstanding any rule or law to the contrary, in the event Tenant remains in possession of the Premises or any part thereof subsequent to the expiration of the term hereof and such holding over shall be with the consent of Landlord, such possession and occupancy shall conclusively be deemed to be a tenancy from month-to-month only, at a rental of 150% of the existing rate at the end of the term hereof and, further, such possession shall be subject to all of the other terms and conditions (except any option to renew or option to purchase) contained in this Lease.

(26)     Subordination and Estoppel Letter. This Lease is subject and subordinate to all Mortgages which now or hereafter may affect the Premises, and Tenant shall execute and deliver upon demand of Landlord any and all instruments desired by Landlord subordinating this Lease in the manner required by Landlord to any new or existing Mortgage. Should Tenant fail to execute and deliver any such documents or instruments within ten (10) calendar days after receipt thereof, Tenant irrevocably constitutes and appoints Landlord as Tenant’s special attorney-in-fact for the purpose solely of executing and delivering any such documents or instruments pursuant to this paragraph. Any holder of a Mortgage may rely upon the terms and conditions of this paragraph. Further, Tenant shall at any time and from time to time, upon not less than ten (10) calendar days’ prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which rental and other charges are paid in advance, if any, and acknowledging that there are not, to Tenant’s knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults, if any are claimed. Tenant shall attorn to any buyer at any foreclosure sale or to any grantee or transferee designated in any deed given in lieu of foreclosure. Any subordination agreement to be executed by Tenant shall provide that as long as Tenant is current and not in default, the holder of the Mortgage shall not disturb the tenancy of Tenant.

(27)     Surrender of Premises. Upon the Termination Date of this Lease, Tenant shall peaceably and quietly leave and surrender the Premises in as good condition as existed on the Commencement Date, ordinary wear and tear excepted. Tenant shall surrender and deliver the Premises broom clean and free of Tenant’s property. Provided Tenant is not in default, Tenant shall have the right to remove all of Tenant’s fixtures, equipment, machinery and other personal property, provided that upon such removal the Premises are delivered in the same condition as existed at the time of the Commencement Date. Further, in the event Tenant does not remove any of Tenant’s own fixtures, equipment or personal property or any additions or alterations made to the Premises during the primary term of this Lease (and any extension thereof), Landlord may require Tenant to remove any such improvements, alterations, fixtures and equipment and restore the Premises to the condition as existed on the Commencement Date as outlined in Exhibit B or retain the same.

(28)     Notices. All notices, demands and requests required to be given by either party to the other shall be in writing and shall either be hand delivered, facsimile transmitted, or sent by certified or registered mail, return receipt requested, postage prepaid, addressed to the parties at the addresses set forth below or at such other addresses as the parties may designate in writing delivered pursuant to this provision. Any notice when given as provided herein shall be deemed to have been delivered on the date personally served or faxed or two (2) calendar days subsequent to the date that said notice was deposited with the United States Postal Service.

Landlord: Tenant:	AspenBio Pharma, Inc.
Attention: Jeff McGonegal
1585 South Perry Street
Castle Rock, CO 80104
Fax: 303/ 798-8332

Mr. Robert Baits
d/b/a Omega Gymnastics Training Center
1585 South Perry Street
North Entrance
Castle Rock, CO 80104

(29)     Time of the Essence. Time is of the essence hereof.

(30)     Quiet Enjoyment/Peaceful Possession. Upon Tenant’s paying the rental herein reserved and upon performing all of the terms and conditions of this Lease on Tenant’s part to be performed, Tenant shall at all times during the primary term of this Lease (and any extension thereof) peacefully and quietly have, hold and enjoy the Premises.

(31)     Signs. Tenant shall not place or permit to be placed in or upon the Premises or Building, where visible from outside the Premises or any part of the Building, any signs, notices, drapes, shutters, blinds or displays of any type without the prior written consent of Landlord. Landlord reserves the right, in Landlord’s sole discretion, to place and locate on the roof, exterior of the Building, and in any area of the Building not leased to Tenant such signs, notices, displays and similar items as Landlord deems appropriate in the proper operation of the Building.

(32)     Miscellaneous.

          (a)        Choice of Law. This Lease is entered into in the State of Colorado and shall be construed in accordance with the laws thereof.

          (b)        Headings and Captions. The headings and captions used in this Lease are for the reference only and shall not be used in the construction or interpretation of this Lease.

          (c)        Inurement. The covenants and agreements contained herein shall be binding upon and inure to the benefit of the parties hereto, their heirs, personal representatives, administrators, successors and assigns.

          (d)        Construction of Terms. Words of any gender used in this Lease shall be held to include any other gender, and words in the singular shall be held to include the plural, as the identity of Landlord or Tenant requires.

          (e)        Entire Agreement. This Lease together with any exhibits attached hereto constitute the entire agreement between Landlord and Tenant relative to the Premises and may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant. The parties agree that all prior or contemporaneous oral agreements between and among themselves and their agents or representatives relative to the leasing of the Premises are merged in or revoked by this Lease.

          (f)        Rules and Regulations. Landlord may adopt rules and regulations from time to time for the Building and may amend such rules and regulations, in Landlord’s sole discretion, without prior notice to Tenant.

(33)     No Waiver. No waiver by Landlord of any provisions hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. Landlord’s consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord’s consent to or approval of any subsequent act by Tenant. The acceptance of rental hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord’s knowledge of such preceding breach at the time of acceptance of such rent.

(34)     Attorneys’ Fees. In case suit shall be brought to enforce any provisions of this Lease, the prevailing party shall be awarded (in addition to the relief granted) all reasonable attorneys’ fees and costs resulting from such litigation.

(35)     Interest on Past-Due Obligations. Any amount due to Landlord not paid when due shall bear interest at the rate of two percent (2%) per month from the date due; provided, however, that any such payment of interest shall not excuse or correct any default by Tenant under this Lease.

(36)     Memorandum of Lease. Either party, upon request from the other party, shall execute in recordable form a short form Memorandum of Lease, which Memorandum of Lease shall contain only the names of the parties, the Commencement Date and Termination Date of this Lease (and any options which may be granted hereunder), and the legal description of the Premises.

(37)     Legal and/or Other Counsel. Tenant and Landlord acknowledge that either the Leasing Broker or the Listing Broker has advised the parties that this document has important legal consequences and that Tenant and Landlord have consulted or have had adequate opportunity to consult legal, tax or other counsel in connection with the execution of this Lease, zoning of the Premises, tax implications, and all other aspects relative to the transaction contemplated hereby.

(38)     Severability. If any sentence, paragraph or section of this Lease is held to be illegal or invalid, this shall not affect in any manner those other portions of the Lease not illegal or invalid and this Lease shall continue in full force and effect as to those provisions.

(39)     Facsimile Transmittals. The parties agree that a facsimile transmittal of this Lease shall be considered as an originally executed document and shall be binding upon the parties hereto. The parties further agree that the exact, originally executed Lease which was transmitted by facsimile shall be delivered to the appropriate party via U.S. Mail, messenger, or other acceptable delivery service within seven (7) calendar days from the date of said facsimile transmittal.

(40)     Additional Provisions.

          (a)        Personal Guaranty. The attached Personal Guaranty as Exhibit “A” is incorporated herein by this reference.

(b)	Premises Improvements. The Tenant shall have the right to complete the following improvements to the Premises:
Demise the warehouse portion of the Premises
Construct 2 restrooms
Demise entry area and provide 3 offices with carpet and paint
Provide HVAC to office area
Architectural, Engineering and Permitting associated with the above.

Landlord and Tenant shall cooperate to reach agreement as soon as possible on a final Premises Plan outlining the above requested improvements that will be made in the Premises. Said final Premises Plan will be attached hereto as Exhibit “B”. Landlord will provide to Tenant an Improvement allowance of $120,000 towards the direct out of pocket costs of these improvements, including all costs associated with the architectural and engineering drawings for the Premises Plan. The Premises Improvement allowance is considered in determining the Minimum Rental Rate outlined in Paragraph 3. In the event the total cost to complete the Tenant Improvements and architectural/engineering costs are less than $120,000, the Tenant may apply the remaining allowance monies to making other improvements to the Premises, with Landlord’s written approval of said improvements. Further, Tenant agrees to use a Contractor that is approved by Landlord to complete the improvements. Landlord agrees to provide up to $10,000.00 as “Additional Tenant Improvement Allowance” which Tenant at its discretion may choose to use or not use, in addition to the Tenant Improvement Allowance outlined above, such amount to be payable monthly as Additional Rent, in addition to the Base Rent and amortized over the Primary Lease Term at nine percent (9.0%) interest per annum (the “Additional Allowance”).

Further, the Tenant shall have the right to, conditional upon the Landlord’s approval of the Contractor to complete the work, will grant the Tenant permission to saw-cut and remove the concrete as agreed to in writing by Landlord and Tenant. The cost for this work will be the sole responsibility of the Tenant. When the Tenant vacates the Premises, the underlying soil must be compacted and the concrete repaired and returned to its original quality at Tenant’s sole cost and expense.

          (d)        Renewal Option. The Tenant shall be granted the right to renew the lease for one period of three (3) years at the then current market rate with 180 days written notice to Landlord of Tenant’s desire to renew said Lease.

          (e)        Landlord’s Access to Leased Space. Landlord shall at all times be provided with a key and any access codes to tenant’s space for purpose of accessing utility panels and rooms. Landlord shall be responsible for any damage or loss attributable to such entry.

(41)     Acceptance and Counterparts. This Lease shall terminate unless accepted in writing by all parties, as evidenced by their signatures below, on or before    November 15, 2006                  (“Acceptance Deadline”). A copy of this document may be executed by each party, separately, and when each party has executed a copy thereof, such copies taken together shall be deemed to be a full and complete Lease between the parties.

        IN WITNESS WHEREOF, the parties have executed this Lease Agreement the day and year first written above.

Mr. Robert Baits Tenant /s/ Robert Baits Date of Tenant's Signature: November 8, 2006	ASPENBIO PHARMA, INC. Landlord By /s/ Jeffrey McGonegal Date of Landlord's Signature: November 8, 2006

END OF LEASE

Broker Acknowledgments. The undersigned Broker(s) acknowledges receipt of the Security Deposit specified in paragraph (4) and agrees to transfer said Security Deposit to Landlord upon mutual execution of this Lease.

Broker Relationship.	The Listing Broker is |X| Landlord's Agent |_| a Transaction-Broker in this transaction. The Leasing Broker is |X| Tenant's Agent |_| Landlord's Agent |_| a Transaction-Broker in this transaction.

Broker Compensation Disclosure.
The Listing Broker is to be paid by:  |_| Tenant  |X| Landlord  |_| Other___________________
The Leasing Broker is to be paid by:  |_| Tenant  |_| Landlord  |X| Listing Broker  |_| Other_____________________

Leasing Brokerage Firm's Name: Date: Address: Telephone No: Fax No:	METRO BROKERS – Cox \ McCurdy & Associates, Inc.
_______________________________________

November 8, 2006
_______________________________________

\s\ Ben Cox
_______________________________________
                                             Broker

_______________________________________

_______________________________________

_______________________________________

Listing Brokerage Firm's Name: Date: Address: Telephone No: Fax No:	FULLER REAL ESTATE
_______________________________________

    November 8, 2006
_______________________________________

    /s/ Craig E. Myles
_______________________________________
    Craig E. Myles             Broker

    /s/ Tyler Smith
_______________________________________
    Tyler Smith                 Broker
1515 Arapahoe Street, Suite 1200
Denver, CO 80202
_______________________________________
(303) 292-3700
_______________________________________
(303) 534-8270
_______________________________________